Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of ABTI Pharma Limited

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of ABTI Pharma Limited (the "Company") as of March 31, 2021 and 2020, the related consolidated statement of operations, stockholders' equity, and cash flows for the years ended March 31, 2021 and 2020, and the related notes (collectively referred to as the "financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2021 and 2020, and the results of its operations and its cash flows for the years ended through March 31, 2021 and 2020, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ BF Borgers CPA PC

BF Borgers CPA PC

Served as Auditor since 2021

Lakewood, CO

June 16, 2021

ABTI Pharma Limited

Consolidated Balance Sheets

	March 31,	March 31,
	2021	2020
ASSETS
Current Assets
Cash	$519	$2
Total Current Assets	519	2

Total Assets	$519	$2

Liabilities and Shareholders' Equity (Deficit)
Current Liabilities
Accounts payable and accrued liabilities	$97,130	$—
Accounts payable – related party	232,665
Loan payable - related party	26,100	—
Total Current Liabilities	355,895	—

Total Liabilities	355,895	—

Shareholders' Deficit
Ordinary shares: GBP £1.00 ($1.36) par value
100 shares issued and outstanding	136	3
Additional paid in capital	1,544	—
Accumulated deficit	(343,033)	—
Accumulated other comprehensive loss	(14,023)	(1)
Total Shareholders' Equity (Deficit)	(355,376)	2
Total Liabilities and Shareholders' Equity (Deficit)	$519	$2

The accompanying notes are an integral part of these audited financial statements.

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ABTI Pharma Limited

Consolidated Statements of Comprehensive Loss

	Year Ended March 31,
	2021	2020

Revenue	$—	$—

Operating Expenses:
General and administrative	28,838	—
Professional fees	92,219	—
Research and development – related party	220,512	—
Total operating expenses	341,569	—

Operating loss	(341,569)	—

Other income (expense)
Interest expense	(1,464)	—
Total other expense	(1,464)	—

Net loss before taxes	(343,033)	—

Income tax benefit	—	—

Net Loss	$(343,033)	$—

Other comprehensive income (loss)
Foreign currency translation adjustment	(14,022)	—

Comprehensive Loss	$(357,055)	$—

Net loss per ordinary share, basic and diluted	$(3,430)	$—
Basic and diluted weighted average ordinary shares outstanding	100	2

The accompanying notes are an integral part of these audited financial statements.

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ABTI Pharma Limited

Consolidated Statement of Shareholders’ Deficit

For the Years Ended March 31, 2021 and 2020

	Number of Shares	Share Capital	Additional Paid in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total Shareholders' Equity (Deficit )
Balance - March 31, 2019	2	$3	$—	$—	$(1)	$2
Net loss	—	—	—	—	—	—
Balance - March 31, 2020	2	3	—	—	(1)	2
Issuance of ordinary shares	98	133	—	—	—	133
Related party interest forgiven	—	—	1,544	—	—	1,544
Foreign currency translation adjustment	—	—	—	—	(14,022)	(14,022)
Net loss	—	—	—	(343,033)	—	(343,033)
Balance - March 31, 2021	100	$136	$1,544	$(343,033)	$(14,023)	$(355,376)

The accompanying notes are an integral part of these audited financial statements.

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ABTI Pharma Limited

Consolidated Statements of Cash Flows

	Year Ended March 31,
	2021	2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(343,033)	$—
Changes in current assets and liabilities:
Accounts payable – related party	220,512	—
Accounts payable and accrued liabilities	93,520	—
Net cash used in operating activities	(29,000)	—

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of ordinary shares	128	—
Proceeds from related party loans	24,736	—
Net cash provided by financing activities	24,864	—

Effect of exchange rate in cash	4,653	—

Net change in cash for the period	517	—
Cash at beginning of period	2	2
Cash at end of period	$519	$2

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes	$—	$—
Cash paid for interest	$—	$—

NON-CASH INVESTING AND FINANCING ACTIVITIES
Forgiveness of related party accrued interest	$1,464	$—

The accompanying notes are an integral part of these audited financial statements.

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ABTI Pharma Limited

Notes to the Consolidated Financial Statements

March 31, 2021 and 2020

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

ABTI Pharma Limited (the “Company”) was incorporated in the United Kingdom on January 7, 2021. The Company is a UK based pharmaceutical company developing cannabinoid, cannabinoid-like, and non-cannabinoid pharmaceutical active pharmaceutical ingredients (APIs), pharmaceutical medicines made from cannabinoid, cannabinoid-like, and non-cannabinoid APIs and targeting European novel food approval of cannabinoid-based, cannabinoid-like and non-cannabinoid ingredients and products .In addition, the company is seeking to develop such bulk ingredients for supply into the cosmetic sector. To date, the Company’s activities have been limited to its formation and the raising of equity capital. The Company’s fiscal year end is March 31.

Subsidiaries

On January 27, 2021, the Company acquired 100% of Ferven Limited and Phytotherapeutix Ltd. The Companies were under common control before the acquisition and are consolidated in accordance to ASC-805-50, in which the assets and liabilities of Ferven Limited and Phytotherapeutix Ltd. have been presented at their carrying values at the date of common control.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Ferven Limited (United Kingdom) and Phytotherapeutix Ltd (United Kingdom). All significant intercompany transactions and balances have been eliminated in consolidation.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents consist of cash and short-term investments with original maturities of less than 90 days. Cash equivalents are placed with high credit quality financial institutions and are primarily in money market funds. The carrying value of those investments approximates fair value. The Company had $519 and $2 in cash as of March 31, 2021 and 2020, respectively.

Foreign Currency Translations

The Company’s functional currency is in British pound sterling (“GBP”). All transactions are translated into U.S. dollars in accordance with ASC 830-30, “Translation of Financial Statements,” as follows:

1)	Monetary assets and liabilities at the rate of exchange in effect at the balance sheet date.
2)	Equity at historical rates.
3)	Revenue and expense items at the average rate of exchange prevailing during the period.

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Adjustments arising from such translations are deferred until realization and are included as a separate component of stockholders’ equity as a component of comprehensive income or loss. Therefore, translation adjustments are not included in determining net income (loss) but reported as other comprehensive income (loss). Gains and losses from foreign currency transactions are included in earnings in the period of settlement.

Financial Instruments

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) establishes a framework for all fair value measurements and expands disclosures related to fair value measurement and developments. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The carrying amounts of cash, accounts payable and accrued liabilities, and due to related parties approximate fair value because of the short-term nature of these items.

Concentrations of Credit Risks

The Company’s financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and related party payables it will likely incur in the near future. The Company places its cash and cash equivalents with financial institutions of high credit worthiness. At times, its cash with a particular financial institution may exceed any applicable government insurance limits. The Company’s management plans to assess the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

As of March 31, 2021, and 2020, the Company did not have any amounts recorded pertaining to uncertain tax positions.

Loss per Share

The Company has adopted ASC 260, “Earnings Per Share,” (“EPS”) which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures, and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic loss per share is computed by dividing net loss by the weighted average number of shares of ordinary stock outstanding during the period.

The Company has no potentially dilutive securities currently issued and outstanding.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued since the last audit of its financial statements. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

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NOTE 3 - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has not generated any revenues since inception. The Company has a net loss of $343,033, for the period ended March 31, 2021, working capital deficiency of $355,376 and an accumulated deficit of $343,033 at March 31, 2021. These factors among others raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The continuing operations of the Company are dependent upon its ability to continue to raise adequate financing, shareholder loans and to commence profitable operations in the future and repay its liabilities arising from normal business operations as they become due. The Company intends to fund operations through equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for future periods.

NOTE 4 - INCOME TAXES

The Company follows ASC 740. Deferred income taxes reflect the net effect of (a) temporary difference between carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carry-forwards. No net provision for refundable income tax has been made in the accompanying statement of loss because no recoverable taxes were paid previously. Similarly, no deferred tax asset attributable to the net operating loss carry-forward has been recognized, as it is not deemed likely to be realized.

The provisions for income tax, consist of the following:

March 31, 2021
Net Operating Loss carryforward	$65,176
Valuation allowance	(65,176)
Net deferred tax asset	$—

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets are as follows:

	March 31, 2021	March 31, 2020
Net Operating Profit	$(343,033)	$—
Effective tax rate	19%	—
Income Tax expense	(65,176)	—
Less: valuation allowance	65,176	—
Income Tax Expense	$—	$—

A valuation allowance has been established for our tax assets as their use is dependent on the generation of sufficient future taxable income, which cannot be predicted at this time. As of March 31, 2021, we had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. No interest and penalties have been recognized by us to date. Our net operating loss carryforwards are subject to review and possible adjustment by HM Revenue & Customs. Tax returns for the years ended 2019 through 2021 are subject to review.

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NOTE 5 - RELATED PARTIES TRANSACTIONS

In support of the Company’s efforts and cash requirements, it may rely on advances from related parties until such time that the company can support its operations or attains adequate financing through sales of its equity or traditional debt financing. There is no formal written commitment for continued support by shareholders or directors. Amounts represent advances or amounts paid in satisfaction of liabilities. The advances were considered temporary in nature and were not formalized by a promissory note.

During the year ended March 31, 2021, the subsidiary’s director advanced to the Company an amount of $24,736 by the way of loan and the Company accrued $1,544 interest at 13% per annum. As of March 31,2021, the subsidiary’s director forgave the accrued interest payable of $1,544 and it was recorded to additional paid-in-capital.

During the year ended March 31, 2021, research and development services of $232,665 were rendered to the Company by a related party. As of March 31, 2021, the unpaid invoice for research and development services was $232,665.

NOTE 6 - EQUITY

The Company has ordinary shares with a par value of GBP1.00 per share.

During the year ended March 31, 2021, 100 ordinary shares were issued for GBP100 ($133) in cash.

As of March 31, 2021 and 2020, there were 100 and 2 ordinary shares issued and outstanding, respectively.

NOTE 7 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure.

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